Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Taxes
Income Taxes

Note 11 – Income Taxes

The Company incurred net operating losses and recorded a full valuation allowance against net deferred tax assets for all periods presented. Accordingly, the Company has not recorded a provision for federal or state income taxes.

The Company is subject to US federal and state income taxes. Income tax expense is the total of the current year income tax due or refundable and the change in deferred tax assets and liabilities. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance when, in the opinion of Management, it is more likely than not that some portion, or all, of the deferred tax asset will not be realized.

Note 10 – Income Taxes

The Company has accumulated net losses since inception and has not recorded an income tax provision or benefit during the years ended December 31, 2023 and 2022.

A reconciliation of the statutory U.S. federal rate to the Company’s effective tax rate is as follows:

	For the year ended December 31,
	2023	2022
Statutory federal income tax rate	21%	21%
State taxes, net of federal tax benefit	16%	16%
Non-deductible items	—%	(1)%
Tax credits	4%	5%
Other	(3)%	1%
Change in valuation allowance	(38)%	(42)%
Income taxes provision (benefit)	—	—

The components of the net deferred tax asset as of December 31, 2023 and 2022 are the following:

	For the year ended December 31,
($ in thousands)	2023	2022
Deferred tax assets:
Net operating loss carryovers	$84,651	$75,011
Stock compensation and other	1,946	2,399
Change in fair value of warrant liabilities	59	59
Amortization of license	11,856	13,375
Lease liability	929	1,466
Accruals and reserves	1,841	1,434
Startup costs	5	6
Tax credits	18,189	15,649
174 Capitalization	28,800	19,787
Total deferred tax assets	148,276	129,186
Less: valuation allowance	(147,694)	(128,101)
Net deferred tax assets	$582	$1,085

Deferred tax liabilities:
Right of use asset	(582)	(1,085)
Total deferred tax assets, net	$—	$—

The Company has determined, based upon available evidence, that it is more likely than not that the net deferred tax asset will not be realized and, accordingly, has provided a full valuation allowance against its net deferred tax assets as of December 31, 2023 and 2022. A valuation allowance of approximately $147.7 million and $128.1 million, respectively, was recorded for the years ended December 31, 2023 and 2022.

As of December 31, 2023, the Company had federal and state net operating loss carryforwards of approximately $244.1 million and $514.9 million, respectively. Approximately $220.4 million and $0.4 million of the federal and state net operating loss carryforwards, respectively, can be carried forward indefinitely. As of December 31, 2023, the Company had federal and state income tax credits of approximately $14.1 million and $5.2 million, respectively, which will begin to expire in 2034. Under the provisions of Section 382 of the Internal Revenue Code, a corporation that undergoes an “ownership change”, as defined therein, is subject to limitations on its use of pre-change NOLs and income tax credits carryforwards to offset future tax liabilities. Certain tax attributes may be subject to an annual limitation as a result of the Company’s January 2017 capital raise, as it appears to constitute an ownership change under Section 382. Additionally, under Section 382, annual use of the Company’s net operating loss carryforwards to offset taxable income may be limited based on cumulative changes in ownership. The Company has not completed an analysis to determine whether any such limitations have been triggered as of December 31, 2023. The Company has no income tax effect due to the recognition of a full valuation allowance on all of its deferred tax assets as it believes that it is more likely than not that the deferred tax assets will not be realized regardless of whether an “ownership change” has occurred.

There are no significant items determined to be unrecognized tax benefits taken or expected to be taken in a tax return, in accordance with ASC 740 “Income Taxes” (“ASC 740”), which clarifies the accounting for uncertainty in income taxes recognized in the financial statements, that have been recorded on the Company’s financial statements for the periods ended December 31, 2023 and 2022. The Company does not anticipate a material change to unrecognized tax benefits in the next twelve months.

Additionally, ASC 740 provides guidance on the recognition of interest and penalties related to income taxes. There were no interest or penalties related to income taxes that have been accrued or recognized as of and for the periods ended December 31, 2023 and 2022.

The Company is subject to U.S. federal and various state taxes. As of December 31, 2023, the earliest federal tax year open for the assessment of income taxes under the applicable statutes of limitations is its 2020 tax year.

Beginning with the 2022 tax year, the Company is required to capitalize research and development expenses for tax purposes as defined under Internal Revenue Code Section 174. For expenses that are incurred for research and development in the U.S., the amounts will be amortized over 5 years, and for expenses that are incurred for research and development outside the U.S., the amounts will be amortized over 15 years. As a result of Section 174 capitalization, the Company recognized a deferred tax asset of $28.8 million.

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) was signed into law on March 27, 2020. The CARES Act, among other things, includes tax provisions relating to refundable payroll tax credits, deferment of employer’s social security payments, net operating loss utilization and carryback periods and modifications to the net interest deduction limitations. The CARES Act did not have a material impact on the Company’s income tax provision for 2023 and 2022. The Company will continue to evaluate the impact of the CARES Act on its financial position, results of operations and cash flows.

On December 27, 2020, the Consolidated Appropriations Act, 2021 (“Consolidated Appropriations Act”) was signed into law. The Consolidated Appropriations Act is intended to enhance and expand certain provisions of the CARES Act, allows for the deductions of expenses related to the Payroll Protection Program funds received by companies, and provides an update to meals and entertainment expensing for 2021. The Consolidated Appropriations Act did not have a material impact to the Company’s income tax provision for 2023 and 2022.